UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2021

Accolade, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39348	01-0969591
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Third Avenue, Suite 1700 Seattle, WA		98101
(Address of Principal Executive Offices)		(Zip Code)

(206) 926-8100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ACCD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Indenture and Notes

On March 29, 2021, Accolade, Inc. (“Accolade”) issued an aggregate of $287.5 million principal amount of its 0.50% Convertible Senior Notes due 2026 (the “Notes”),  including the exercise in full by the initial purchasers of their option to purchase up to an additional $37.5 million aggregate principal amount of the Notes, pursuant to an Indenture dated as of March 29, 2021 (the “Indenture”), between Accolade and U.S. Bank National Association, as trustee (the “Trustee”). The Notes will bear interest at a rate of 0.50% per annum, payable semiannually in arrears on April 1 and October 1 of each year, beginning on October 1, 2021. The Notes will mature on April 1, 2026, unless earlier converted, redeemed or repurchased. The Notes are convertible into cash, shares of Accolade’s common stock or a combination of cash and shares of Accolade’s common stock, at Accolade’s election.

Accolade estimates that the proceeds from the offering of the Notes (the “Note Offering”) will be approximately $278.9 million, after deducting the initial purchasers’ discounts and commissions and estimated offering expenses payable by Accolade. Accolade used approximately $34.5 million of the net proceeds from the Note Offering to pay the costs of the capped call transactions described below.

Accolade expects to use the remainder of the net proceeds from the Note Offering for general corporate purposes, including working capital, operating expenses, and capital expenditures. Accolade may also use all or a substantial portion of the net proceeds for acquisitions or strategic investments in complementary businesses, products, services, or technologies. If any such transactions are consummated, Accolade may use all or a substantial portion of the proceeds from the Note Offering towards funding those acquisitions or to replenish its existing cash resources used for that purpose. Accolade cannot specify with certainty all of the particular uses for the net proceeds from the Note Offering.

A holder may convert all or any portion of its Notes at its option at any time prior to the close of business on the business day immediately preceding October 1, 2025 only under the following circumstances: (1) during any fiscal quarter commencing after the fiscal quarter ending on August 31, 2021 (and only during such fiscal quarter), if the last reported sale price of Accolade’s common stock for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on, and including, the last trading day of the immediately preceding fiscal quarter is greater than or equal to 130% of the conversion price on each applicable trading day; (2) during the five business day period after any ten consecutive trading day period (the “measurement period”) in which the trading price (as defined in the Indenture) per $1,000 principal amount of Notes for each trading day of the measurement period was less than 98% of the product of the last reported sale price of Accolade’s common stock and the conversion rate on each such trading day; (3) if Accolade calls such Notes for redemption, at any time prior to the close of business on the scheduled trading day immediately preceding the redemption date, but only with respect to the Notes called (or deemed called) for redemption; or (4) upon the occurrence of specified corporate events. On or after October 1, 2025 until the close of business on the second scheduled trading day immediately preceding the maturity date, holders may convert all or any portion of their Notes at any time, regardless of the foregoing circumstances.

The conversion rate will initially be 19.8088 shares of Accolade’s common stock per $1,000 principal amount of Notes (equivalent to an initial conversion price of approximately $50.48 per share of Accolade’s common stock). The conversion rate is subject to adjustment in some events but will not be adjusted for any accrued and unpaid interest. In addition, following certain corporate events that occur prior to the maturity date or if Accolade delivers a notice of redemption, Accolade will, in certain circumstances, increase the conversion rate for a holder who elects to convert its Notes in connection with such a corporate event or convert its Notes called (or deemed called) for redemption in connection with such notice of redemption, as the case may be.

Accolade may not redeem the Notes prior to April 6, 2024. Accolade may redeem for cash all or any portion of the Notes (subject to the partial redemption limitation set forth in the Indenture), at its option, on or after April 6, 2024 if the last reported sale price of Accolade’s common stock has been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive), including the trading day immediately preceding the date on which Accolade provides notice of redemption, during any 30 consecutive trading day period ending on, and including, the trading day immediately preceding the date on which Accolade provides notice of redemption at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date. No sinking fund is provided for the Notes.

If Accolade undergoes a fundamental change (as defined in the Indenture), subject to certain conditions and except as set forth in the Indenture, holders may require Accolade to repurchase for cash all or any portion of their Notes at a fundamental change repurchase price equal to 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest to, but excluding, the fundamental change repurchase date.

The Indenture includes customary terms and covenants, including certain events of default. The following events are considered “events of default” with respect to the Notes, which may result in the acceleration of the maturity of the Notes: (1) Accolade defaults in any payment of interest on any Note when due and payable, and the default continues for a period of 30 days; (2) Accolade defaults in the payment of principal of any Note when due and payable at its stated maturity, upon optional redemption, upon any required repurchase, upon declaration of acceleration or otherwise; (3) failure by Accolade to comply with Accolade’s obligation to convert the Notes in accordance with the Indenture upon exercise of a holder’s conversion right and such failure continues for five (5) business days; (4) failure by Accolade to give a fundamental change notice, notice of a make-whole fundamental change (as defined in the Indenture) or notice of a specified corporate transaction, in each case when due and, except with respect to certain specified corporate transactions specified in the Indenture, such failure continues for five (5) business days; (5) failure by Accolade to comply with its obligations under the Indenture with respect to consolidation, merger and sale of Accolade’s assets; (6) failure by Accolade for 60 days after written notice from the Trustee or the holders of at least 25% in principal amount of the Notes then outstanding has been received to comply with any of Accolade’s other agreements contained in the Notes or Indenture; (7) Accolade or any of its significant subsidiaries (as defined in the Indenture) defaults with respect to any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any indebtedness for money borrowed in excess of $45.0 million (or its foreign currency equivalent) in the aggregate of Accolade and/or any such significant subsidiary, whether such indebtedness now exists or shall hereafter be created (i) resulting in such indebtedness becoming or being declared due and payable prior to its stated maturity date or (ii) constituting a failure to pay the principal of any such debt when due and payable (after the expiration of all applicable grace periods) at its stated maturity, upon required repurchase, upon declaration of acceleration or otherwise, and, in the cases of clauses (i) and (ii), such acceleration shall not have been rescinded or annulled, such failure to pay or default shall not have been cured or waived or such indebtedness shall not have been paid or discharged, as the case may be, within 30 days after written notice to Accolade by the Trustee or to Accolade and the Trustee by holders of at least 25% in aggregate principal amount of Notes then outstanding in accordance with the Indenture; or (8) certain events of bankruptcy, insolvency, or reorganization of Accolade or any of its significant subsidiaries. Generally, if an event of default occurs and is continuing under the Indenture, either the Trustee or the holders of at least 25% in aggregate principal amount of the Notes then outstanding may declare the principal amount plus any accrued and unpaid interest on the Notes to be immediately due and payable.

The Notes are Accolade’s general unsecured obligations and rank senior in right of payment to all of Accolade’s indebtedness that is expressly subordinated in right of payment to the Notes; equal in right of payment with all of Accolade’s liabilities that are not so subordinated; effectively junior to any of Accolade’s secured indebtedness (including any amounts outstanding under Accolade’s senior secured credit facility) to the extent of the value of the assets securing such indebtedness; and structurally junior to all indebtedness and other liabilities (including trade payables) of Accolade’s subsidiaries.

A copy of the Indenture and form of Note are filed as Exhibit 4.1 and Exhibit 4.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein. The foregoing description of the Indenture and Notes does not purport to be complete and is qualified in its entirety by reference to such exhibits.

Capped Call Transactions

On March 24, 2021, concurrently with the pricing of the Notes, and on March 25, 2021, in connection with the exercise in full by the initial purchasers of their option to purchase additional Notes, Accolade entered into privately negotiated capped call transactions with one or more of the initial purchasers and/or their respective affiliates and another financial institution (the “Option Counterparties”). Accolade used approximately $34.5 million of the net proceeds from the Note Offering to pay the cost of the capped call transactions. The capped call transactions are expected to offset the potential dilution to Accolade’s common stock as a result of any conversion of Notes, with such offset subject to a cap initially equal to $76.20 (which represents a premium of 100% over the last reported sale price of Accolade’s common stock on March 24, 2021). The capped call transactions are separate transactions, entered into by Accolade with the Option Counterparties, and are not part of the terms of the Notes.

A copy of the form of confirmation for the capped call transactions is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing description of the terms of the capped call transaction does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 2.03	Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant

See Item 1.01 above, which is incorporated by reference herein.

Item 3.02	Unregistered Sale of Equity Securities

See Item 8.01 below regarding the Purchase Agreement, which is incorporated by reference herein. The Notes were sold to the initial purchasers pursuant to the Purchase Agreement in reliance on the exemption from the registration requirements provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and the Notes were resold to qualified institutional buyers as defined in, and in reliance on, Rule 144A of the Securities Act.

The offer and sale of the Notes and the common stock issuable upon conversion of the Notes have not been and will not be registered under the Securities Act or the securities laws of any other jurisdiction, and such securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Item 8.01.	Other Events.

Purchase Agreement

On March 24, 2021, Accolade entered into a purchase agreement (the “Purchase Agreement”) with Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC and BofA Securities, Inc., as representatives of the several initial purchasers named therein, relating to the Note Offering of the Notes to qualified institutional buyers pursuant to Rule 144A under the Securities Act. Accolade also granted the initial purchasers an option to purchase, within a 13-day period from, and including, the initial issuance date of the Notes, up to an aggregate of $37.5 million additional principal amount of Notes. Pursuant to the terms of the Purchase Agreement, the parties have agreed to indemnify each other against certain liabilities, including certain liabilities under the Securities Act.

Press Releases

On March 23, 2021, Accolade issued a press release announcing the launch of the Note Offering. On March 24, 2021, Accolade issued a press release announcing the pricing of the Note Offering. Copies of the press releases are filed herewith as Exhibits 99.1 and 99.2.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “expect,” “intend,” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. These forward-looking statements are based on Accolade’s expectations and assumptions as of the date of this Current Report on Form 8-K. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from these forward-looking statements. Forward-looking statements contained in this Current Report on Form 8-K include statements regarding, among other things, the potential effects of the capped call transactions and the use of proceeds of the Note Offering. Many factors may cause differences between current expectations and actual results in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, market risks and uncertainties and the satisfaction of customary closing conditions for an offering of securities. These and other risks and uncertainties are described in Accolade’s filings with the SEC, including the risks described under the heading “Risk Factors” in Accolade’s most recently filed Quarterly Report on Form 10-Q, which should be read in conjunction with its financial results and forward-looking statements. Except as required by law, Accolade assumes no obligation to update any forward-looking statements contained herein to reflect any change in expectations, even as new information becomes available.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Indenture, dated as of March 29, 2021, by and between Accolade, Inc. and U.S. Bank National Association, as Trustee.

4.2	Form of Global Note, representing Accolade, Inc.’s 0.50% Convertible Senior Notes due 2026 (included as Exhibit A to the Indenture filed as Exhibit 4.1).

10.1	Form of Confirmation for Capped Call Transactions.

99.1	Press Release issued by Accolade, Inc. on March 23, 2021.

99.2	Press Release issued by Accolade, Inc. on March 24, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Accolade, Inc.

Dated: March 29, 2021
	By:	/s/ Rajeev Singh
Rajeev Singh
Chief Executive Officer